SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D) OF
                         THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported):  May
30, 1996



                                   JOTAN INC.
                         (Exact name of registrant
                         as specified in its charter)




              Florida                0-24188
59-3181162
          (State or other          (Commission
(I.R.S. Employer
          jurisdiction of          File Number)
Identification No.)
          incorporation)




          118 W. Adams Street, STE 900 Jacksonville, FL
32202
                   (Address of principal executive offices) (Zip
Code)




     Registrant's telephone number, including area code:  (904)
355-2592




                                    N/A


          (Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS.

     Jotan, Inc. held its annual meeting of stockholders on May
14, 1996, at
which the stockholders authorized the change in the Company's state of incorporation through the merger of Jotan, Inc., an Idaho corporation ("Jotan-
Idaho") into Jotan, Inc., a Florida corporation and wholly owned subsidiary of
Jotan-Idaho (the "Reincorporation Merger"). The Reincorporation Merger was completed on May 16, 1996.

     On May 16, 1996, Jotan, Inc. (the "Company") signed an agreement to sell up to $6,000,000 in Series A Preferred Stock to an affiliate of Fairview
Capital L.L.C., a Raleigh, N.C. based private investment company.

The initial
funding closed May 16, 1996, and provided the Company $2,000,000 through the sale of 1,265,823 shares of Series A Convertible Preferred Stock to F-Jotan,
L.L.C., the Fairview affiliate.  Under the terms of the Series A
Convertible
Preferred Stock Purchase Agreement, the Company may sell an additional
$4,000,000 of Series A Convertible Preferred Stock to the investors subject to certain conditions set forth in the Series A Convertible Preferred Stock
Purchase Agreement. The Series A Convertible Preferred Stock carries an 8% annual dividend, which is payable in additional shares of the Company's common stock, representing approximately 28% of the Company on a fully diluted basis.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS

     (A)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

          NOT APPLICABLE.

     (B)  PRO FORMA FINANCIAL INFORMATION

          NOT APPLICABLE.

     (C)  EXHIBITS.

      2.1 Articles of Merger dated as of May 14, 1996, including as Exhibit A thereto the Plan and Agreement of Reorganization dated
May 14, 1996,
          between Jotan, Inc., an Idaho corporation
("Jotan-Idaho") and Jotan,
          Inc., a Florida corporation and wholly owned subsidiary of Jotan-
          Idaho (the "Plan of Reorganization").

      3.1 Restated Articles of Incorporation, dated April 9, 1996
(which now
          govern the Company pursuant to the Plan of Reorganization).

      3.2 Articles of Amendment to Restated Articles of
Incorporation of the
          Company dated May 15, 1996 (establishing designations for the Series
          A Convertible Preferred Stock of the Company).

     10.1 Series A Convertible Preferred Stock Purchase Agreement dated May 16,
          1996, among the Company and the Investors (as defined therein).

     10.2 Investor Rights Agreement dated May 16, 1996, among the
Company and
          the Investors (as defined therein).

     10.3 Stockholder Agreement dated May 16, 1996, among the
Company, certain
          of the Company's stockholders and the Investors (as defined therein).


     99.1 Press Release dated May 17, 1996.

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

               JOTAN, INC.



               By:  /s/ Shea Ralph
                    Shea Ralph
                    President and Chief Executive Officer


Dated: May 31, 1996

EXHIBIT INDEX


Exhibit        Page

 2.1 Articles of Merger dated as of May 14, 1996, including as
Exhibit A
     thereto the Plan and Agreement of Reorganization dated May
14, 1996,
     between   Jotan, Inc., an Idaho corporation ("Jotan-Idaho")
and Jotan,
     Inc., a Florida corporation and wholly owned subsidiary of Jotan-Idaho
     (the "Plan of Reorganization").

 3.1 Restated Articles of Incorporation, dated April 9, 1996
(which now govern
     the Company pursuant to the Plan of Reorganization).

 3.2 Articles of Amendment to Restated Articles of Incorporation of the Company
     dated May 15, 1996 (establishing designations for the Series
A Convertible
     Preferred Stock of the Company).

10.1 Series A Convertible Preferred Stock Purchase Agreement dated May 16,
     1996, among the Company and the Investors (as defined therein).

10.2 Investor Rights Agreement dated May 16, 1996, among the
Company and
     the Investors (as defined therein).

10.3 Stockholder Agreement dated May 16, 1996, among the Company, certain of the Company's stockholders and the Investors (as defined therein).

99.1 Press Release dated May 17, 1996.